Exhibit 10.1

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION D OR REGULATION S PROMULGATED UNDER THE SECURITIES ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

ROCKETFUEL BLOCKCHAIN, INC.

COMMON STOCK SUBSCRIPTION AGREEMENT

THIS AGREEMENT is effective as of the date accepted by the Corporation on the signature page hereof and is made between the Subscriber listed on the execution page to this agreement (the “Subscriber”) and RocketFuel Blockchain, Inc., a Nevada corporation (the “Corporation”).

The parties hereby agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01 Defined Terms. The following terms will have the following meanings for all purposes of this Agreement.

“Agreement” means this Agreement, and all schedules and amendments to this Agreement.

“Common Stock” means the shares of Common Stock of the Corporation, $0.001 par value per share.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Offering” means the offering of the Securities by the Corporation.

“Purchase Price” means the purchase price payable by the Subscriber to the Corporation in consideration for the purchase and sale of the Securities in accordance with Section 2.01 of this Agreement.

“SEC” means the United States Securities and Exchange Commission.

“Securities” has the meaning set forth in Section 2.01

“Securities Act” means the United States Securities Act of 1933, as amended.

“Subscriber” means the Subscriber executing the signature page to this Agreement.

Section 1.02 U.S. Dollars. All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

ARTICLE II.

PURCHASE AND SALE OF SHARES

Section 2.01 Subscription. Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase from the Corporation the number of shares of Common Stock (the “Securities”) set forth upon the signature page hereof at a price equal to $0.25 per share. Upon execution, the subscription by the Subscriber will be irrevocable.

Section 2.02 Payment. The Subscriber will complete the purchase of the Securities by delivering to the Corporation, concurrently with the execution and delivery of this Agreement, payment of the Purchase Price by wire transfer of overnight funds to the Corporation, in accordance with the wire instructions on the signature page hereof, or by such other form of payment as may be acceptable to the Corporation, in its sole discretion.

Section 2.03 Acceptance by Corporation. Upon execution of this Agreement by the Corporation, the Corporation agrees to sell such Securities to the Subscriber for the Purchase Price, subject to the Corporation’s right to sell to the Subscriber such lesser amount of Securities as it may, in its sole discretion, deem necessary or desirable.

Section 2.04 Compliance. Any acceptance by the Corporation of the Subscriber’s subscription is conditioned on compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident. The Subscriber will deliver to the Corporation all other documentation, agreements, representations and requisite government forms required by the lawyers for the Corporation as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.

Section 2.05 Use of Funds. Pending acceptance of this subscription by the Corporation, all funds paid by the Subscriber shall be deposited by the Corporation and immediately available to the Corporation for its corporate purposes. In the event the subscription is not accepted, the subscription funds will constitute a non-interest-bearing demand loan of the Subscriber to the Corporation.

Section 2.06 Delivery of Securities. The Subscriber hereby authorizes and directs the Corporation to deliver the securities to be issued to such Subscriber pursuant to this Agreement to the Subscriber’s address indicated on the signature page of this Agreement. Unless otherwise requested by the Subscriber, the Securities will be issued in book-entry form by the Corporation’s transfer agent.

Section 2.07 No Minimum. The Subscriber acknowledges and agrees that the subscription for the Securities and the Corporation’s acceptance of the subscription is not subject to any minimum subscription for the Offering.

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ARTICLE III.

AGREEMENTS OF THE SUBSCRIBER

Section 3.01 Status. The Subscriber represents and warrants to the Corporation that either (a) the Subscriber is an accredited investor, as defined under Regulation D of the Securities Act, or (b) the Subscriber is not a “U.S. Person” as defined under Regulation S of the Securities Act and is not acquiring the Securities for the account or benefit of a U.S. Person.

Section 3.02 Definition of U.S. Person. A “U.S. Person” is defined under Regulation S of the Securities Act to be any person who is:

(a) any natural person resident in the United States;

(b) any partnership or corporation organized or incorporated under the laws of the United States;

(c) any estate of which any executor or administrator is a U.S. person;

(d) any trust of which any trustee is a U.S. person;

(e) any agency or branch of a foreign entity located in the United States;

(f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g) any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Securities Act] who are not natural persons, estates or trusts.

Section 3.03 Other Representations and Warranties.

(a) If the Subscriber is not a U.S. Person, the Purchaser represents and warrants as follows: The Subscriber acknowledges that the Subscriber was not in the United States at the time the offer to purchase the Securities was received. The Subscriber acknowledges that the Securities are and will be “restricted securities” within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act.

(b) The Subscriber agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act. The Subscriber and the Corporation agree that the Corporation will refuse to register any transfer of the Securities not made in (a) accordance with the provisions of Regulation D or Regulation S of the Securities Act, (b) pursuant to registration under the Securities Act or (c) pursuant to an available exemption from registration, or pursuant to this Agreement.

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(c) The Subscriber agrees to resell the Securities only (i) in accordance with the provisions of Regulation D or Regulation S of the Securities Act, (ii) pursuant to registration under the Securities Act, or (iii) pursuant to an available exemption from registration pursuant to the Securities Act.

Section 3.04 Legends. The Subscriber acknowledges and agrees that all certificates representing the Securities will be endorsed with the following legend in accordance with Regulation D or Regulation S of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION D OR REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D OR REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber represents and warrants to the Corporation as follows, and acknowledges that the Corporation is relying upon such covenants, representations and warranties in connection with the sale of the Securities to such Subscriber:

Section 4.01 Sophistication. The Subscriber is an investor in securities of companies in the development stage and acknowledges that he/she/it is able to fend for himself/herself/itself, can bear the economic risk of his/her/its investment, and has such knowledge and experience in financial or business matters such that he/she/it is capable of evaluating the merits and risks of the investment in the Securities. The Subscriber can bear the economic risk of this investment, and, if the Subscriber is not an individual, was not organized for the purpose of acquiring the Securities.

Section 4.02 Opportunity to Review. The Subscriber has had full opportunity to review the Corporation’s periodic filings with the SEC pursuant to the Securities Act and the Exchange Act and additional information regarding the business and financial condition of the Corporation. The Subscriber believes he/she/it has received all the information he/she/it considers necessary or appropriate for deciding whether to purchase the Securities. The Subscriber further represents that he/she/it has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Corporation. The Subscriber has had full opportunity to discuss this information with the Subscriber’s legal and financial advisers prior to execution of this Agreement.

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Section 4.03 Exempt Securities. The Subscriber acknowledges that the offering of the Securities by the Corporation has not been reviewed by the SEC and that the Securities are being issued by the Corporation pursuant to an exemption from registration under the Securities Act.

Section 4.04 Restricted Securities. The Subscriber understands that the Securities he/she/it is purchasing are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Subscriber represents that he/she/it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

Section 4.05 Investment Representation. The Securities will be acquired by the Subscriber for investment for the Subscriber’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

Section 4.06 Speculative Investment. An investment in the Corporation is highly speculative and only Subscribers who can afford the loss of their entire investment should consider investing in the Corporation and the Securities. The Subscriber is financially able to bear the economic risks of an investment in the Corporation.

Section 4.07 Risk. The Subscriber recognizes that the purchase of the Securities involves a high degree of risk in that the Corporation is in the early stages of development of its business and may require substantial funds in addition to the proceeds of this private placement.

Section 4.08 No Advertising. The Subscriber is not aware of any advertisement of the Securities.

Section 4.09 Execution and Delivery. This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

Section 4.10 Foreign Regulation. The Subscriber has satisfied himself/herself/itself as to the full observance of the laws of his/her/its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within his/her/its jurisdiction for the purchase of the Securities; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Securities; and (v) any restrictions on transfer applicable to any disposition of the Securities imposed by the jurisdiction in which the Subscriber is resident.

Section 4.11 Principal. The Subscriber is purchasing the Securities as principal for his/her/its own account and not for the benefit of any other person.

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ARTICLE V.

MISCELLANEOUS

Section 5.01 Use of Proceeds. The Corporation shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds: (a) for the satisfaction of any portion of the Corporation’s debt (other than payment of trade payables in the ordinary course of the Corporation’s business and prior practices), (b) for the redemption of any Common Stock or other securities of the Corporation, (c) for the settlement of any outstanding litigation or (d) in violation of the Foreign Corrupt Practices Act of 1977, as amended or any regulations of the Office of Foreign Assets Control of the U.S. Treasury Department.

Section 5.02 Notices. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Corporation, at 201 Spear Street, Suite 1100, San Francisco, CA 94105, U.S.A., Attention: CFO, and to the Subscriber at his/her/its address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

Section 5.03 Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

Section 5.04 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein. The parties hereby submit to personal jurisdiction in the Courts of the State of Nevada for the enforcement of this Agreement and waive any and all rights under the laws of any state to object to jurisdiction within the State of Nevada for the purposes of litigation to enforce this Agreement.

Section 5.05 Effect of Representations and Warranties. The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Agreement and as of the date of this Agreement will survive the completion of the issuance of the Securities. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Corporation in determining the eligibility of a purchaser of Securities and the Subscriber agrees to indemnify the Corporation and its respective trustees, affiliates, shareholders, directors, officers, partners, employees, advisors and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof. The Subscriber undertakes to immediately notify the Corporation at the address set forth in Section 5.01 of any change in any statement or other information relating to the Subscriber set forth herein.

Section 5.06 Time of the Essence. Time shall be of the essence hereof.

Section 5.07 Entire Agreement. This Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

Section 5.08 Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Agreement shall not be assignable by any party without prior written consent of the other parties.

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Section 5.09 Irrevocable Agreement. The Subscriber, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder.

Section 5.10 Amendments, Etc. Neither this Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

Section 5.11 Severability. If any provision of this Agreement is found to be invalid, illegal or unenforceable, it shall not affect the validity, legality or enforceability of any other provision hereof.

Section 5.12 Headings. The headings used in this Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

Section 5.13 Survival. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

Section 5.14 Counterpart Signatures. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

[Signature Page Follows]

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Purchase Price @ $0.25 per share	US$_______________

I. INDIVIDUAL SUBSCRIBER:

Signature of Subscriber:
Name of Subscriber:
Address of Subscriber:

Telephone Number of Subscriber:	(+___)___________________
E-Mail Address of Subscriber:

II. CORPORATE/ENTITY SUBSCRIBER:

Signature of Authorized Signatory:
Name of Subscriber:
Name and Title of Authorized Signatory:
Address of Subscriber:

Jurisdiction of Incorporation of Subscriber:
Telephone Number of Subscriber:
E-Mail Address of Subscriber:

ACCEPTED BY: RocketFuel Blockchain, Inc.

Signature of Authorized Signatory:
Name of Authorized Signatory:	Peter M. Jensen
Position of Authorized Signatory:	Chief Executive Officer
Date of Acceptance:

WIRING INSTRUCTIONS

Citizens Business Bank
1880 Century Park East Suite 1000
Los Angeles, CA 90067 U.S.A.

Routing/ABA:	122234149
SWIFT:	CBBKUS6L
Account Name:	RocketFuel Blockchain
Account No.:	891102626

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